UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2008

SUPATCHA RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Nevada		98-0593835
(State or other jurisdiction of	(Commission File Number)	(IRS Employee Identification No.)
incorporation or organization)

80 S. Court Street,
Thunder Bay, Ontario	P7B 2X4
Canada
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (807)344-2644

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(a)	Previous Independent Registered Public Accountant

	(i)	On December 12, 2008, Eide Bailly LLP (“Eide Bailly”) provided notice to the Company that Eide Bailly will be resigning as the Company’s’ independent registered public accounting firm.

(ii)

In connection with the audits, there were (1) no disagreements with Eide Bailly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Eide Bailly, would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, and (2) no reportable events (as defined in Regulation S-K Item 304(a)(I)(v)).

(iii)

In connection with its review of financial statements through August 31, 2008 and through the date of their resignation on December 12, 2008, there have been no disagreements with Eide Bailly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Eide Bailly would have caused them to make reference thereto in their report on the financial statements.

	(iv)	Registrant has requested from Eide Bailly a letter addressed to the SEC stating whether or not it agrees with the above statements. . A copy of such letter is filed as an Exhibit to this Form 8-K.

(b)	New independent registered public accountants

(i)

Effective as of December 12, 2008, the Company engaged Webb & Company, P.A. (“Webb”) as its new independent registered public accountants. The decision to engage Webb was made and approved by the Board of Directors.

(ii)

During the two most recent fiscal years and through December 12, 2008, Supatcha Resources, Inc. (“Supatcha”) has not consulted with Webb regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Supatcha financial statements; (ii) the type of audit that might be rendered; or (iii) any matter that was either subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:

None

(b)	Exhibits

NUMBER	EXHIBIT
23.1	Letter from Eide Baiilly LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPATCHA RESOURCES, INC.

Date: December 16, 2008	By:	/s/ Donald Axent
Donald Axent
Chief Executive Officer